Exhibit 99.1
Annual Shareholders’ Meeting April 23, 2025

DISCLAIMER 2 Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. SouthState Corporation (“SouthState” or the “Company”) cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic volatility risk, including as a result of monetary, fiscal, and trade law policies, such as tariffs, and inflation, potentially resulting in higher rates, deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses, or on the other hand lower rates, which also may have other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks related to the merger and integration of SouthState and Independent Bank Group, Inc. (“Independent” or “IBTX”) including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Independent’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Independent’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the ability to retain our culture and attract and retain qualified people as we grow and are located in new markets, and being able to offer competitive salaries and benefits, including flexibility of working remotely or in the office; (5) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (6) credit risks associated with an obligor’s failure to meet the terms of any contract with SouthState Bank, N.A. (the “Bank”) or otherwise fail to perform as agreed under the terms of any loan-related document; (7) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (8) a decrease in our net interest income due to the interest rate environment; (9) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (10) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (11) potential deterioration in real estate values; (12) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (13) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (14) transaction risk arising from problems with service or product delivery; (15) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (16) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (17) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (18) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (19) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (20) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (21) risks related to the legal, regulatory, and supervisory environment, including changes in financial services legislation, regulation, policies, or government officials or other personnel; (22) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (23) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (24) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (25) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (26) excessive loan losses; (27) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (29) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (31) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (32) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (33) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (34) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Ranked #14 by S&P Global Greenwich Excellence & Best Brand Awards for Small Business Banking from Coalition Greenwich $65 B Assets $48 B Loans Enhanced Scale Through IBTX Partnership 343 Branch Locations 12 of 15 Fastest Growing U.S. MSAs(2) #5 Largest Regional Bank in the South(3) Dominant Southern Franchise $55 B Deposits $7.4 B Market Cap 17 SOUTHSTATE CORPORATION OVERVIEW (1) Enhanced Scale Through IBTX Partnership $64B Assets $47B Loans $53B Deposits $10B Market Cap 343 Branch Locations 12 of 15 Fastest Growing U.S. MSAs(3) #5 Largest Regional Bank in the South(4) Fastest-growing 20% of MSAs highlighted in blue PROJECTED POPULATION GROWTH(2) (1) Financial metrics as of December 31, 2024; market cap as of January 22, 2025 (2) Projected population growth shown as the percent growth 2025 – projected 2030 (3) Includes MSAs with greater than 1 million in total population in 2025 (4) Excludes Bank of America, Capital One Financial, and Truist Financial 3

SOUTHSTATE’S COMPETITIVE ADVANTAGE 4 GEOGRAPHY • Regulatory sweet spot: $60 – $80 Billion • True alternative to the largest banks – for bankers and for clients • Large enough to invest in technology and capital markets • Local market leadership with income statement control and responsibility • Creating alignment and accountability across all areas of the bank • “Shoot where the ducks are flying” • Fastest growing markets in America SCALE BUSINESS MODEL

The Best Geography The Southeast / Texas / Colorado

2.4% 2.7% 3.5% 3.5% 4.1% 4.8% 5.6% 6.0% 6.0% U.S. VA AL CO GA NC TX SC FL Projected Population Growth (2025-2030) Source: U.S. Census Bureau (Net Domestic Migration), S&P Global PANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH 6

POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA $329 $357 $563 $781 $857 $899 $1,739 $2,758 AL SC CO VA NC GA FL TX GDP by State ($ in billions) The combined GDP of SouthState’s 8 state branch footprint would represent the world’s third largest economy. $2.0B $2.2B $1.0B $0.6B $3.2B $2.1B $10.9B $12.2B $7.5B $6.8B $11.3B $6.3B $3.7B $4.0B $9.2B $9.8B $3.6 $3.9 $4.1 $4.7 $8.3 $18.3 $29.2 UK India Japan Germany SSB Footprint China US GDP ($ in trillions) 7 Note: Loans and deposits as of December 31, 2024; excludes $3.2B of loans and $5.0B of deposits from national lines of business and brokered deposits; Country GDP as of 2024; State GDP as of 4Q24 Sources: International Monetary Fund, US Bureau of Economic Analysis Loans Deposits

The Best Scale $60 - $80 Billion – Regulation and Technology

LEADING SOUTHEAST CONSOLIDATOR 9 Note: shows all branch, partial, and whole bank acquisitions by CenterState, Independent, South State, or one of their acquisition targets since 1/1/09 Source: S&P Global Market Intelligence Assets and label position as of announcement; numbers in bubbles denote assets acquired (1) Denotes direct acquisition for CenterState for which the target did not have any previous M&A history Denotes direct acquisition by CenterState, Independent, or SouthState Denotes acquisition by CenterState or SouthState target Denotes branch acquisitions Denotes FDIC as selling party Chart Legend $3.8B Toronto Dominion $4.2B National Commerce $0.59B $0.23B $0.24B $0.44B $0.15B $0.33B $0.08B $0.29B $1.6B Charter Financial $0.08B $0.36B $0.30B $0.38B $0.16B $2.2B HBCF $0.26B $0.24B $0.32B $0.22B $0.24B $0.10B $0.05B $0.17B $0.16B $0.9B Sunshine $0.25B $0.06B $0.32B $1.1B First Southern $0.15B $0.60B $0.61B $0.88B Gateway Financial Platinum Bank Hometown of Homestead $0.48B Community Bank of South Florida $0.56B Gulfstream Bancshare s $0.40B First Guaranty of Jacksonville $0.08B Central Florida State Bank Federal Trust Corporation $0.16B Independent National $0.07B Community National Bank at Bartow $0.17B Olde Cypress Community Bank $0.22B Ocala National Bank (1) $1.1B Community Bank & Trust $1.1B Habersham Bank $1.1B BankMeridian $0.55B Peoples Bancorporation $0.90B Savannah Bancorp $0.25B $3.2B First Financial Holdings $0.47B $0.49B $0.01B $0.01B $1.8B Southeastern Bank Financial Corporation $3.2B Park Sterling Corporation $0.64B $1.0B $0.33B $0.62B $0.11B $0.34B $0.01B $0.33B Commonwealth Savingshares $0.44B Bank of America Corporation $16.6B $1.1B $3.8B Guaranty Bancorp $0.8B Integrity Bancshares $2.2B Carlile Bancshares $0.6B Grand Bank $0.6B Houston City Bancshares $0.1B BOH Holdings Community Group $0.9B Live Oak Financial Corp. $0.2B Colin Bank $0.2B $0.1B $0.04B Farmersville Bancshares $0.1B Town Center Bank I Bank $18.0B $64B $18.6B 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Atlantic Capital

10 MOE – FUNDED THE TECHNOLOGY LEAP FROM 2020 TO 2023 *Actual 2020 Annual Tech Spend compared to Projected 2024 Tech Spend (includes FTEs, Software, Depreciation, Professional Fees, etc. Expanded Capabilities & Scale Increased Annual Tech Spend by ~$68 million or 76% since 2020* Replaced and/or added 20+ Best in Class Platforms Consumer Mobile/Online

THE BEST SIZE – SWEET SPOT AFTER THE CRISIS Dollars in billions Source: S&P Global Market Intelligence Current Fed tailoring categories shown Excludes Canadian banks and BK, BPOP, COF, STT, and NTRS Note: Pro forma for announced transactions 11 $4,003 $3,262 $2,353 $1,930 $678 $560 $531 $224 $218 $213 $208 $204 $187 $157 $100 $89 $82 $81 $79 $79 $76 $70 $65 $64 $62 $60 $53 $52 $50 Category I Category III Category IV Category V $60 - $80 Billion Current Fed Tailoring Categories ($ in billions)

The Best Business Model Alignment / Autonomy / Accountability / Affinity

Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. The WHAT The HOW Guiding Principles Core Values The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose. 13

Operating Performance

LOAN GROWTH $23.7B $30.2B $32.4B $33.9B $20 $25 $30 $35 2021 2022 2023 2024 $ in billions Excludes loans held for sale and PPP loans; annual growth includes ACBI balance post acquisition only 15

DEPOSIT GROWTH $35.1B $36.4B $37.0B $38.1B $30 $32 $34 $36 $38 $40 2021 2022 2023 2024 $ in billions Annual growth includes ACBI balance post acquisition only 16

PPNR PER SHARE GROWTH, DILUTED $7.31 $9.92 $10.25 $9.64 $6 $7 $8 $9 $10 $11 2021 2022 2023 2024 Adjusted PPNR per weighted average diluted share; this is a Non-GAAP financial measure that excludes the impact of merger and branch consolidation related expense, gain on sale of securities, FDIC special assessment, and extinguishment of debt cost. See reconciliation of GAAP to Non-GAAP measures in Appendix. 17

23% 18% 10% 0% 5% 10% 15% 20% 25% S&P 500 SSB Regional Banks (KRX) SSB 2024 STOCK PERFORMANCE VS. INDEXES 18

SSB 3 - YEAR STOCK PERFORMANCE VS. INDEXES 24% 23% -5% -10% -5% 0% 5% 10% 15% 20% 25% 30% SSB S&P 500 Regional Banks (KRX) 19

Appendix

Dollars in thousands, except for per share data 21 NON - GAAP RECONCILIATIONS – PPNR, ADJUSTED, PPNR/WEIGHTED AVG. CS 2021 2022 2023 2024 Net interest income (GAAP) $ 1,033,175 $ 1,335,671 $ 1,452,608 $ 1,415,454 Plus: Noninterest income 354,252 309,247 286,906 302,262 Less: Losses (gains) on sales of securities 102 30 43 (50) Total revenue, adjusted (non-GAAP) $ 1,387,325 $ 1,644,888 $ 1,739,471 $ 1,717,766 Less: Noninterest expense 948,421 929,701 994,580 1,001,493 PPNR (Non-GAAP) $ 438,904 $ 715,187 $ 744,891 $ 716,273 Plus: Total adjustments $ 78,948 $ 30,888 $ 38,853 $ 23,985 PPNR, Adjusted (Non-GAAP) $ 517,852 $ 746,075 $ 783,744 $ 740,258 Weighted average common shares outstanding, diluted 70,889 75,181 76,480 76,762 PPNR, Adjusted per Weighted Avg. Common Shares Outstanding, Diluted (Non-GAAP) $ 7.31 $ 9.92 $ 10.25 $ 9.64 PPNR, Adjusted & PPNR, Adjusted per Weighted Avg. Common Shares